EXHIBIT 99.1

Human Motion and Control
(A Product of Parker-Hannifin Corporation)
Abbreviated Financial Statements
For the Years Ended June 30, 2022 and 2021
and the Three Months Ended September 30, 2022 (unaudited) and 2021 (unaudited)

Index to Abbreviated Financial Statements

Page

Independent Auditors’ Report	2-3
Abbreviated Financial Statements:
Statements of Assets Acquired and Liabilities Assumed	4
Statements of Revenues and Direct Expenses	5
Notes to the Abbreviated Financial Statements	6-10

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
Parker Hannifin Corporation

Report of Abbreviated Financial Statements of the Human Motion and Control Product of
Parker Hannifin Corporation

Opinion

We have audited the abbreviated financial statements of the Human Motion and Control product of Parker Hannifin Corporation (the Reporting Entity), which comprise the statements of assets acquired and liabilities assumed as of June 30, 2022 and 2021, and the related statements of revenues and direct operating expenses for each of the years then ended, and the related notes to the abbreviated financial statements.

In our opinion, the accompanying abbreviated financial statements present fairly, in all material respects, the financial position and the results of operations of the Reporting Entity as of and for each of the years ended June 30, 2022 and 2021 in accordance with U.S. generally accepted accounting principles.

Basis of Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (U.S. GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Abbreviated Financial Statements section of our report. We are required to be independent of the Reporting Entity and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter – Basis of Presentation

As discussed in Note 2 to the abbreviated financial statements, which describes the basis of presentation, the abbreviated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Ekso Bionics Holdings, Inc. As a result, the abbreviated financial statements may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Abbreviated Financial Statements

Management is responsible for the preparation and fair presentation of the abbreviated financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the abbreviated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Reporting Entity’s ability to continue as a going concern for one year after the date that the abbreviated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Abbreviated Financial Statements

Our objectives are to obtain reasonable assurance about whether the abbreviated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with U.S. GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the abbreviated financial statements.

In performing an audit in accordance with U.S. GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the abbreviated financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Reporting Entity’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the abbreviated financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Reporting Entity’s ability to continue as a going concern for a reasonable period of time.
•We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audits.

/s/ WithumSmith+Brown, PC
San Francisco, California
February 16, 2023

Human Motion and Control Statements of Assets Acquired and Liabilities Assumed

ASSETS

	June 30,		September 30, 2022
	2022	2021	(Unaudited)
Current assets:
Prepaid expenses	$17,333	$—	$4,333
Inventories	1,434,229	1,417,357	1,626,505
Total current assets	1,451,562	1,417,357	1,630,838
Property and equipment, net	444,150	636,724	384,020
Intangible assets, net	100,597	2,214	99,059
Total assets	$1,996,309	$2,056,295	$2,113,917

LIABILITIES AND NET ASSETS
Current liabilities:
Royalties	$109,967	$200,750	$133,159
Other payables	29,380	—	29,380
Total current liabilities	139,347	200,750	162,539
Total liabilities	$139,347	$200,750	$162,539

Net assets	$1,856,962	$1,855,545	$1,951,378

See Notes to Abbreviated Financial Statements.

Human Motion and Control Statements of Revenues and Direct Operating Expenses

	For the Year Ended June 30,		Three Months Ended September 30,
	2022	2021	2022 (Unaudited)	2021 (Unaudited)
Revenue
Revenue from products	$3,746,251	$2,178,041	$261,753	$926,386
Revenue from services	567,749	487,959	128,668	117,643
Total revenue	4,314,000	2,666,000	390,421	1,044,029

Direct operating expenses:
Cost of sales	1,999,587	1,721,886	301,704	543,057
Research and development	491,639	939,866	176,401	138,588
Selling, general and administrative	3,787,110	3,754,585	936,428	836,535
Royalties	258,840	250,000	62,500	62,642
Total direct operating expenses	6,537,176	6,666,337	1,477,033	1,580,822

Operating revenues less direct operating expenses	$(2,223,176)	$(4,000,337)	$(1,086,612)	$(536,793)

See Notes to Abbreviated Financial Statements.

Human Motion and Control
(A Product of Parker-Hannifin Corporation)
Notes to Abbreviated Financial Statements

Note 1. DESCRIPTION OF BUSINESS
On December 5, 2022, Ekso Bionics Holdings Inc. (“Ekso” or the “Buyer”) entered into an asset purchase agreement (the “Agreement”) with Parker Hannifin Corporation (“PH” or the “Seller”) to acquire Human Motion and Control business (“HMC” or “acquired business”), a wholly owned business unit of PH. The accompanying abbreviated financial statements present the assets acquired and liabilities assumed as of June 30, 2022 and 2021, September 30, 2022 (unaudited) and the revenues and direct operating expenses of the acquired business for the years ended June 30, 2022 and 2021, the three months ended September 30, 2022 (unaudited) and 2021 (unaudited) but exclude corporate overhead, interest, and income tax expense.
The accompanying statements of assets acquired and liabilities assumed and the statements of revenues and direct operating expenses were prepared for the purpose of assisting Ekso in complying with the rules and regulations of Rule 3-05 of Regulation S-X of the U.S. Securities and Exchange Commission (“SEC”) and application of SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses, and are not intended to be a complete presentation of the assets, liabilities, equity, revenues, expenses, and cash flows associated with the acquired business.

Note 2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
HMC was not operated as a separate business or division of Parker Hannifin Corporation. It was a fully integrated part of Parker Hannifin’s consolidated business and operations and did not represent a substantial portion of Parker Hannifin’s assets and liabilities. It is impracticable to prepare complete financial statements related to HMC as Parker Hannifin never accounted for HMC on a stand-alone basis or as a separate division or subsidiary, nor has the HMC maintained the distinct and separate books and records necessary to prepare full stand-alone or carve-out financial statements and it would be impracticable to do so.
The accompanying statements of assets acquired and liabilities assumed as of June 30, 2022 and 2021, and of revenues and direct expenses for the years then ended of HMC represent an incomplete presentation of HMC assets, liabilities, revenues and expenses and are therefore not intended to represent the financial condition, results of operations or cash flows of HMC. These Abbreviated Financial Statements are based upon the Agreement and relief under SEC Rule 3-05, as amended, as the acquisition by Ekso meets the criteria established by the Securities and Exchange Commission to provide abbreviated financial statements in lieu of full financial statements of the acquired business.
The statements of assets acquired and liabilities assumed includes only the acquired business pursuant to the Agreement. Certain assets and liabilities related to the acquired business will not be sold per the terms of the Agreement, and therefore, are not included in the statements of assets acquired and liabilities assumed. Outside of patenting costs and royalties specified in the Agreement, no other liabilities, contingent or otherwise, were assumed by the Buyer.
The statements of revenues and direct operating expenses was derived from the historical accounting records of the acquired business, which are maintained in accordance with U.S. generally accepted accounting principles (“GAAP”). The statements of revenues and direct operating expenses are not intended to be a complete presentation of the results of operations as if the acquired business was operated independently during the period presented. Further, PH does not represent that the results as presented are indicative of the results of operations that would have been achieved if the acquired business had operated as a separate, stand-alone entity as of or for the periods presented, nor are they indicative of the financial condition or results of operations to be expected in the future due to changes in the business and the omission of certain operating expenses as described below.
Certain expenses are not tracked or monitored in a manner that would enable the development of a complete set of financial statements. Such costs include general overhead costs, such as costs related to corporate human resources, accounting, legal, and other administrative services; interest income or expense; and income taxes. As such, only costs directly related to the revenue-generating activities of the acquired business are included in these abbreviated financial statements as permitted by Rule 3-05 of Regulation S-X. The statements of revenues and direct operating expenses includes allocations of certain costs directly related to revenue-generating activities. Management of PH believes that the allocations are reasonable.
During the fiscal years ended June 30, 2022 and 2021, HMC did not have any stand-alone financing requirements, and any cash generated was collected at the consolidated level by Parker Hannifin. As HMC has historically been managed as part of the operations of Parker Hannifin and has not been operated on a stand-alone basis, it is not practicable to prepare historical cash flow information regarding HMC’s operating, investing, and financing cash flows. As such, a statement of cash flows was not prepared.
Use of Estimates
The preparation of the abbreviated financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Actual results could differ from these estimates. Further, these abbreviated financial statements include allocations and estimates that are not necessarily indicative of the costs and expenses that would have resulted if the acquired business had been operated as a separate entity, or of the future results of the acquired business.
Revenue Recognition
HMC records its revenue in accordance with ASC 606, Revenue from Contracts with Customers. Revenue is recognized upon transfer of control of promised products or services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products or services. HMC enters into contracts that can include various combinations of products and services, which when capable of being distinct, are accounted for as separate performance obligations. Revenue recognition is evaluated based on the following five steps: (i) identification of the contract with the customer; (ii) identification of the performance obligations in the contract; (iii) determination of the transaction price; (iv) allocation of the transaction price to the performance obligations in the contract; and (v) recognition of revenue when or as a performance obligation is satisfied.
For multiple-element arrangements, the transaction price is allocated to each performance obligation based on its relative standalone selling price. Standalone selling prices are determined based on observable prices at which HMC separately sells its products or services. HMC periodically validates the stand-alone selling price for performance obligations by evaluating whether changes in the key assumptions used to determine the stand-alone selling prices will have a significant effect on the allocation of transaction price between multiple performance obligations.
HMC exercised judgement to determine that a product returns reserve was not required as historical returns activity have not been material.
Revenue from product sales is typically recognized at the point in time when control of the product transfers to the customer. Transfer of control generally occurs upon the product leaving the HMC warehouse. HMC primarily offers an assurance-type standard warranty that the product will conform to certain specifications for a defined period of time or usage after delivery. This type of warranty does not represent a separate performance obligation. Extended warranty contracts extend coverage beyond HMC’s standard warranty agreements. The separately priced contracts range from 12 to 60 months. HMC receives payment at the inception of the contract and recognizes revenue ratably over the term of the contracts.
The following tables set forth reported revenue by category and by market:

For fiscal year 2022	Domestic	International	Total
Products	$2,575,338	$1,170,913	$3,746,251
Services	403,605	164,144	567,749
Total	$2,978,943	$1,335,057	$4,314,000

For fiscal year 2021	Domestic	International	Total
Products	$1,156,107	$1,021,934	$2,178,041
Services	401,168	86,791	487,959
Total	$1,557,275	$1,108,725	$2,666,000

For three months ended September 30, 2022	Domestic	International	Total
Products	$258,870	$2,883	$261,753
Services	93,104	35,564	128,668
Total	$351,974	$38,447	$390,421

For three months ended September 30, 2021	Domestic	International	Total
Products	$566,190	$360,196	$926,386
Services	91,058	26,585	117,643
Total	$657,248	$386,781	$1,044,029

Inventories
Inventory is stated at the lower of average cost or net realizable value using the first-in, first-out method written down, as necessary, for potentially obsolete or slow-moving inventory.
Intangible Assets, Net
Intangible assets consist of licensed patents (with an estimated useful life of 20 years) and are amortized on a straight-line basis over their estimated useful lives. The estimated useful lives associated with finite-lived intangible assets are consistent with the estimated lives of the associated products and may be modified when circumstances warrant. Intangible assets are evaluated for impairment whenever events or circumstances indicate that the undiscounted net cash flows to be generated by their use over their expected useful lives and eventual disposition may be less than their net carrying value. No intangible asset impairments occurred during fiscal 2022 or 2021 or the three months ended September 30, 2022 (unaudited) or 2021 (unaudited).

	Intangible Assets	Accumulated Amortization	Intangible Assets, Net
Balance as of June 30, 2020	$2,500	$(154)	$2,346
Amortization	—	(132)	(132)
Balance as of June 30, 2021	2,500	(286)	2,214
Addition	100,000	—	100,000
Amortization	—	(1,617)	(1,617)
Balance as of June 30, 2022	$102,500	$(1,903)	$100,597

	Intangible Assets	Accumulated Amortization	Intangible Assets, Net
Balance as of June 30, 2021	$2,500	$(286)	$2,214
Amortization	—	(32)	(32)
Balance as of September 30, 2021	$2,500	$(318)	$2,182

Balance as of June 30, 2022	$102,500	$(1,903)	$100,597
Amortization	—	(1,538)	(1,538)
Balance as of September 30, 2022	$102,500	$(3,441)	$99,059

The following table presents future amortization expenses on June 30, 2022:

Period	Amount
Fiscal year 2023	$6,096
Fiscal year 2024	6,112
Fiscal year 2025	6,096
Fiscal year 2026	6,096
Fiscal year 2027	6,096
Thereafter	70,101
Total	$100,597

Property and Equipment, Net
Property and equipment is recorded at cost. Depreciation is recognized using the straight-line method over the estimated useful lives of three to five years for equipment. Maintenance, repairs, and minor renewals are expensed as incurred. Depreciation expense was $296,055 and $498,357 for the years ended June 30, 2022 and 2021, respectively and $60,131 and $83,802 for the three month periods ended September 30 2022 (unaudited) and 2021 (unaudited), respectively. Depreciation expense is included in Cost of Sales in the Statement of Revenues and Direct Operating Expenses for all periods presented.
Research and Development Expenses
Research and development costs consist of costs incurred for internal research and development activities. These costs primarily include salaries and other personnel-related expenses, contractor fees, prototype materials, and supplies associated with the design and development of new products prior to the establishment of their technological feasibility. Such costs are expensed as incurred.
Cost of Sales
All costs incurred to acquire inventory, direct and indirect labor and depreciation of equipment are included in cost of goods sold.
Selling Expenses
Selling expenses are expensed as incurred and include costs related to operating the business, such as wages, repairs and maintenance costs and utilities, which are associated with the revenue-generating activities of the assets.
Note 3. INVENTORIES
Inventories consisted of the following as of:

	June 30,		September 30, 2022
	2022	2021	(Unaudited)
Raw material	$1,067,596	$1,074,205	$1,164,817
Finished goods	366,633	343,152	461,688
Total inventories	$1,434,229	$1,417,357	$1,626,505

Note 4. PROPERTY AND EQUIPMENT, NET
Property and equipment, net consisted of the following as of June 30, 2022 and 2021, and September 30, 2022 (unaudited):

	June 30,		September 30, 2022
	2022	2021	(Unaudited)
Machinery and equipment	$3,545,122	$3,458,974	$3,545,123
Less accumulated depreciation	(3,100,972)	(2,822,250)	(3,161,103)
Property and equipment, net	$444,150	$636,724	$384,020

Note 5. COMMITMENTS
PH has two license agreements with Vanderbilt University to maintain exclusive rights to patents on HMC’s behalf. The Vanderbilt Exoskeleton License Agreement was entered into as of October 15, 2012 and will continue until April 29, 2038, unless sooner terminated. Under this agreement, HMC is required to pay 6% of net sales of licensed patent products and 3% of net sales of licensed software products and the minimum annual royalty for licensed products is $250,000 after July 31, 2018. The Vanderbilt Knee License Agreement was entered into as of March 1, 2022 and will continue until February 15, 2041, unless sooner terminated. Under this agreement, HMC is required to pay 3.75% of net sales for licensed patent products and the minimum annual royalty is $75,000 due on or before July 31, 2028 and $100,000 after that.
Note 6. SUBSEQUENT EVENTS
Subsequent events have been evaluated through February 16, 2023, the date these abbreviated financial statements were available to be issued, and no events were identified for disclosure.